                                                                  Exhibit 10(rr)
                                                                       conformed

                            SHARE EXCHANGE AGREEMENT

            SHARE EXCHANGE AGREEMENT, dated as of February 13, 1999, by and among TPG Partners II, L.P., a Delaware limited partnership ("TPG Partners"), TPG Parallel II, L.P., a Delaware limited partnership ("TPG Parallel"), TPG Investors II, L.P., a Delaware limited partnership ("TPG Investors", and together with TPG Partners and TPG Parallel, "TPG"), Chase Equity Associates, L.P., a Delaware limited partnership ("Chase"), Oxford Acquisition Corp., a Delaware corporation ("Acquisition"), the entities listed as "DLJ Entities" on the signature pages hereto (each, a "DLJ Entity," and together with TPG, Chase and Acquisition, the "Investors") and Oxford Health Plans, Inc., a Delaware corporation (the "Company").

            WHEREAS, the Company desires to exchange (i) newly-issued shares of its Series D Cumulative Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock"), for all of the outstanding shares of its Series A Cumulative Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), and (ii) newly-issued shares of its Series E Cumulative Preferred Stock, par value $0.01 per share (the "Series E Preferred Stock," and together with the Series D Preferred Stock, the "New Preferred Stock"), for all outstanding shares of its Series B Cumulative Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock," and together with the Series A Preferred Stock, the "Existing Preferred Stock");

            WHEREAS, the Investors desire to exchange all outstanding shares of the Existing Preferred Stock for newly-issued shares of the New Preferred Stock; and

            WHEREAS, the Investors and the Company desire to amend the Assignment Agreements (as defined below), the Investment Agreement (as defined below), the Registration Rights Agreement (as defined below) and the Warrants (as defined below) in connection with the transactions contemplated hereby;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            Section 1. Series A Exchange. The Company shall issue, in the aggregate, 260,146.909 shares of Series D Preferred Stock having the rights, preferences, privileges and restrictions set forth in the form of Certificate of Designations attached hereto as Exhibit A and shall exchange all such shares with the Investors for all outstanding shares of Series A Preferred Stock. Each Investor agrees to participate in the exchange described in the preceding sentence by surrendering to the Company all outstanding shares of Series A Preferred Stock held by such Investor at such place as the Company shall designate in its reasonable discretion and upon such surrender to accept a corresponding number of shares of Series D Preferred Stock in exchange therefor.

            Section 2. Series B Exchange. The Company shall issue, in the aggregate, 111,820.831 shares of Series E Preferred Stock having the rights, preferences, privileges and restrictions set forth in the form of Certificate of Designations attached hereto as Exhibit B and shall exchange all such shares with the Investors for all outstanding shares of Series B Preferred Stock. Each Investor agrees to participate in the exchange described in the preceding sentence by
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surrendering to the Company all outstanding shares of Series B Preferred Stock held by such Investor at such place as the Company shall designate in its reasonable discretion and upon such surrender to accept a corresponding number of shares of Series E Preferred Stock in exchange therefor.

            Section 3. Time of Exchange. The share exchanges described in Sections 1 and 2 hereof shall occur on February 13, 1999 (the "Exchange Date"). The obligation of any party hereto to participate in either of the exchanges described in Sections 1 and 2 hereof shall be conditioned on the other exchange occurring simultaneously.

            Section 4. Effectiveness; Counterparts. This Share Exchange Agreement shall become effective when executed by each of the parties hereto. This Share Exchange Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

            Section 5. Assignment Agreement Amendments. Reference is made to the Assignment Agreement, dated April 23, 1998, among TPG Oxford LLC, a Delaware limited liability company ("TPG Oxford") and the DLJ Entities, the Assignment Agreement, dated April 28, 1998, between TPG Oxford and Acquisition, and the Assignment Agreement, dated April 28, 1998, between TPG Oxford and Chase (collectively, the "Assignment Agreements"). Each Investor agrees with respect to the Assignment Agreement or Assignment Agreements to which such Investor is a party that from and after the consummation of the exchanges referred to in Sections 1 and 2 hereof:

            (a) All references in such Agreement or Agreements relating to the "Series A Preferred Stock" and "Series B Preferred Stock" shall be deemed to be references to the Series D Preferred Stock and Series E Preferred Stock, respectively.

            (b) An additional section shall be added to such Agreement or Agreements which states: "Each party hereto agrees that prior to May 13, 2000 such party and its transferees, successors and assigns shall not use shares of Series D Preferred Stock as consideration in connection with the exercise of the Series A Warrants or Series B Warrants; provided, that such party and its transferees, successors and assigns in the aggregate may do so with respect to a percentage of the total number of shares of the Series D Preferred Stock originally issued by the Company to such party on the Exchange Date that does not exceed the percentage of the total number of shares of Series E Preferred Stock issued by the Company on the Exchange Date that have been (A) redeemed by the Company, (B) repurchased by the Company as a result of a Change of Control (as defined in the Certificate of Designations for the Series E Preferred Stock) or otherwise, (C) used as consideration in connection with the exercise of the Company's Series A Warrants or Series B Warrants, or (D) otherwise retired by the Company.

            Section 6. Investment Agreement, Registration Rights Agreement and Warrant Amendments. (a) Reference is made to the Investment Agreement, dated as of February 23, 1998 (the "Investment Agreement"), by and between TPG Oxford and the Company. From and after the consummation of the exchanges referred to in Sections 1 and 2 hereof, all references set forth in the Investment Agreement to the "Series A Cumulative Preferred Stock, par value $0.01
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per share", "Series A Preferred Stock" and the "Series A Certificate of
Designations" shall be deemed to be references to the Series D Cumulative Preferred Stock, par value $0.01 share, Series D Preferred Stock and the Certificate of Designations filed with the Secretary of State of the State of Delaware with respect to the Series D Preferred Stock, respectively. From and after the consummation of the exchanges referred to in Sections 1 and 2 hereof, all references set forth in the Investment Agreement to the "Series B Cumulative Preferred Stock, par value $0.01 per share", "Series B Preferred Stock" and the "Series B Certificate of Designations" shall be deemed to be references to the Series E Cumulative Preferred Stock, par value $0.01 per share, Series E Preferred Stock and the Certificate of Designations filed with the Secretary of State of the State of Delaware with respect to the Series E Preferred Stock, respectively.

            (b) Reference is made to the Registration Rights Agreement, dated as of February 23, 1998 by and between the Company and TPG Oxford (the "Registration Rights Agreement"). From and after the consummation of the exchanges referred to in Sections 1 and 2 hereof, all references set forth in the Registration Rights Agreement to the "Series A Cumulative Preferred Stock, par value $0.01 per share" and the "Series A Preferred Stock" shall be deemed to be references to the Series D Cumulative Preferred Stock, par value $0.01 per share and the Series D Preferred Stock, respectively. From and after the consummation of the exchanges referred to in Sections 1 and 2 hereof, all references set forth in the Registration Rights Agreement to the "Series B Cumulative Preferred Stock, par value $0.01 per share" and the "Series B Preferred Stock" shall be deemed to be references to the Series E Cumulative Preferred Stock, par value $0.01 per share and the Series E Preferred Stock, respectively.

            (c) Reference is made to the Series A Warrants and Series B Warrants of the Company, dated May 13, 1998 (collectively, the "Warrants"). As of the date hereof, all outstanding Warrants are held by the Investors. From and after the consummation of the exchanges referred to in Sections 1 and 2 hereof, all references set forth in the Warrants to the "Series A Cumulative Preferred Stock, par value $0.01 per share", "Series A Preferred Stock" and the "Certificate of Designations for the Series A Preferred Stock filed by the Company with the Secretary of State of the State of Delaware" shall be deemed to be references to the Series D Cumulative Preferred Stock, par value $0.01 per share, Series D Preferred Stock and the Certificate of Designations filed with the Secretary of State of the State of Delaware with respect to the Series D Preferred Stock, respectively. From and after the consummation of the exchanges referred to in Sections 1 and 2 hereof, all references set forth in the Warrants to the "Series B Cumulative Preferred Stock, par value $0.01 per share", "Series B Preferred Stock" and the "Certificate of Designations for the Series B Preferred Stock filed by the Company with the Secretary of State of the State of Delaware" shall be deemed to be references to the Series E Cumulative Preferred Stock, par value $0.01 per share, Series E Preferred Stock and the Certificate of Designations filed with the Secretary of State of the State of Delaware with respect to the Series E Preferred Stock, respectively.

            Section 7. Binding Effect; Transfers. Each Investor agrees that this Agreement and the obligations hereunder shall attach to all of such Investor's shares of Existing Preferred Stock and shall be binding upon any person or entity to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise, including, without limitation, such Investor's heirs, guardians, administrators or successors.


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            Section 8. Governing Law. This Share Exchange Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the principles thereof regarding conflicts of law.


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            IN WITNESS WHEREOF, the parties hereto have caused this Share
Exchange Agreement to be executed by their respective officers or partners thereunto duly authorized, as of the date first above written.


                                    OXFORD HEALTH PLANS, INC.


                                    By:  /s/ Jeffery H. Boyd
                                         -----------------------------
                                    Name: Jeffery H. Boyd
                                    Title: EVP, General Counsel


                                    TPG PARTNERS II, L.P.

                                    By:   TPG GenPar II, L.P.
                                          General Partner

                                          By:   TPG Advisors II, Inc.
                                                General Partner


                                    By:   /s/ James O'Brien
                                       -----------------------------------
                                    Name:  James J. O'Brien
                                    Title:    Vice President


                                       5
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                                    TPG PARALLEL II, L.P.

                                    By:   TPG GenPar II, L.P.
                                          General Partner

                                          By:   TPG Advisors II, Inc.
                                                General Partner

                                    By:  /s/ James O'Brien
                                         ---------------------------
                                    Name:  James J. O'Brien
                                    Title:    Vice President


                                    TPG INVESTORS II, L.P.

                                    By:   TPG GenPar II, L.P.
                                          General Partner

                                          By:   TPG Advisors II, Inc.
                                                General Partner

                                    By: /s/ James O'Brien
                                        ---------------------------
                                    Name:  James J. O'Brien
                                    Title:    Vice President



                                    CHASE EQUITY ASSOCIATES, L.P.

                                          By:   Chase Capital Partners
                                                General Partner


                                    By: /s/ Mitchell J. Butt
                                        -----------------------------
                                    Name:  Mitchell J. Butt
                                    Title: Executive Partner


                                    OXFORD ACQUISITION CORP.

                                    By: John D. Howard
                                        -----------------------------
                                    Name:  John D. Howard
                                    Title: Executive Vice President


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
                                  DLJ ENTITIES:

                                  DLJMB FUNDING II, INC.


                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President

                                      DLJMB FUNDING II, INC.

                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President

                                      DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                                      By: DLJ Merchant Banking II, Inc.
                                          Managing General Partner


                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President


                                      DLJ DIVERSIFIED PARTNERS, L.P.

                                      By: DLJ Diversified Partners, L.P.
                                             Managing General Partner

                                       /s/ Ivy Dodes
                                       -------------------------
                                           Name: Ivy Dodes
                                           Title: Vice President

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                                      DLJ DIVERSIFIED PARTNERS-A, L.P.

                                      By: DLJ Diversified Partners, L.P.
                                          Managing General Partner

                                        /s/ Ivy Dodes
                                      ------------------------
                                           Name: Ivy Dodes
                                           Title: Vice President


                                      DLJ MILLENIUM Partners, L.P.

                                      By: DLJ Merchant Banking II, Inc.
                                          Managing General Partner


                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President

                                      DLJ MILLENIUM Partners-A, L.P.

                                      By: DLJ Merchant Banking II, Inc.
                                          Managing General Partner


                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President


                                      DLJ FIRST ESC L.P.

                                      By: DLJ LBO Plans Management
                                          Corporation
                                          General Partner


                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President

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                                      DLJ OFFSHORE PARTNERS II, C.V.

                                      By: DLJ Merchants Banking II, Inc.
                                          Managing General Partner


                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President


                                      DLJ EAB PARTNERS, L.P.

                                      By: DLJ LBO Plans Management
                                          Corporation
                                          General Partner

                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President


                                      UK INVESTMENT PLAN 1997 PARTNERS

                                           /s/ Ivy Dodes
                                           ------------------
                                           Name: Ivy Dodes
                                           Title: Vice President

                                      By: UK Investment Plan 1997 Partners, Inc.
                                          Managing General Partner

                                             /s/ Ivy Dodes
                                             ------------------
                                             Name: Ivy Dodes
                                             Title: Vice President

                                      DLJ ESC II L.P.

                                      By: DLJ LBO Plans Management
                                          Corporation
                                          Manager


                                             /s/ Ivy Dodes
                                             --------------------------
                                             Name: Ivy Dodes
                                             Title: Vice President



                                      DLJ CAPITAL CORPORATION

                                             /s/ Ivy Dodes
                                             --------------------------
                                             Name: Ivy Dodes
                                             Title: Vice President


                                      SPROUT GROWTH II, L.P.

                                      By: DLJ Capital Corporation
                                          Managing General Partner

                                             /s/ Arthur S. Zuckerman
                                             --------------------------
                                             Name: Arthur S. Zuckerman
                                             Title: Vice President


                                      THE SPROUT CEO FUND, L.P.

                                      By: DLJ Capital Corporation
                                          General Partner

                                             /s/ Arthur S. Zuckerman
                                             --------------------------
                                             Name: Arthur S. Zuckerman
                                             Title: Vice President

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                                      SPROUT CAPITAL VIII, L.P.

                                      By: DLJ Capital Corporation
                                          Managing General Partner

                                             /s/ Arthur S. Zuckerman
                                             --------------------------
                                             Name: Arthur S. Zuckerman
                                             Title: Vice President



                                      SPROUT VENTURE CAPITAL, L.P.

                                      By: DLJ Capital Corporation
                                          General Partner

                                             /s/ Arthur S. Zuckerman
                                             --------------------------
                                             Name: Arthur S. Zuckerman
                                             Title: Vice President


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